Exhibit 10.4

Loan Numbers: 1539105-9002 and 1539105-9003

GUARANTY OF PAYMENT

THIS GUARANTY OF PAYMENT (this “Guaranty”) is made as of the 10th day of December, 2013, by NEOSTEM, INC., a Delaware corporation, having an address set forth after its signature below (and with any of its successors, “Guarantor”), in favor of TD BANK, N.A., a national banking association, having a regional office at 71 Union Avenue, East Rutherford , NJ 07073 (“Lender”).

R E C I T A L S:
WHEREAS, contemporaneously herewith, Lender is entering into a certain (i) modification of a $3,120,000.00 commercial mortgage loan and (ii) a modification of $1,000,000.00 term loan (collectively, the “Loan”) with PCT ALLENDALE, LLC, a New Jersey limited liability company ( “Borrower”), which Loan is evidenced by a certain Note dated October 31, 2007 (with respect to the $3,120,000 commercial mortgage loan) and a certain Mortgage Loan Note dated November 30, 2010 (with respect to the $1,000,000 term loan) (together with all extensions, renewals, modifications, substitutions and/or amendments thereof, the “Note”);
WHEREAS, the Loan and related obligations are secured by, among other things, a certain Mortgage and Security Agreement dated October 31, 2007 and recorded on November 5, 2007 in the Bergen County Clerk’s Office in Book 17055, page 496 (with respect to the $3,120,000.00 commercial mortgage loan) and a certain Mortgage, Security Agreement and Fixture Filing dated November 30, 2010 and recorded on December 30, 2010 in the Bergen County Clerk’s Office in Book 621, page 1582 (with respect to the $1,000,000.00 term loan) (together with all extensions, renewals, modifications, substitutions and amendments thereof, collectively, the “Mortgage”), made by Borrower in favor of Lender and granting Lender and its affiliates a first and second priority lien on that certain real property known as 4 Pearl Court, Allendale, New Jersey 07401, Units A, B and C, and as more particularly described on Schedule A to the Mortgage (the “Premises”), together with the buildings and other improvements located thereon (the “Improvements”); and together with the Premises, collectively, the “Property”);

WHEREAS, the documents evidencing the Loan are being modified by those two (2) certain Note and Mortgage Modification Agreements (“Modification Agreements”), dated of even date herewith, made by and between Borrower and Lender, among others; and
WHEREAS, Lender requires as a condition to the entering into the Modification Agreements, that Guarantor shall have executed and delivered this Guaranty for the benefit of Lender.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce Lender to enter into the Modification Agreements, Guarantor hereby represents, warrants and covenants to the Lender as follows:
1.Authorization and Enforceability of Loan Documents. The Note, Mortgage and all of the other documents executed and delivered by Borrower in connection with the Loan have been duly authorized and executed by Borrower and are legal, valid and binding instruments, enforceable against Borrower in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other legal or equitable principles now or hereafter in effect generally affecting creditors’ rights and remedies.

2.Obligations Guaranteed.

(a)Guarantor unconditionally guarantees to Lender the prompt and unconditional payment of the Loan and the interest thereon, whether now or hereafter advanced, as the same shall become due and payable under the Note, whether at stated maturity, by acceleration or otherwise, and any and all sums of money that, at the time, may have become due and payable under the provisions of the Note, the Mortgage, Mortgage Modifications or any other loan document executed in connection with same (as same may be extended, renewed, modified, substituted and amended, the “Loan Documents”), as well as, without limitation, all other loans, advances, indebtedness, notes, and liabilities;

(b)Guarantor unconditionally guarantees to Lender all other amounts, liquidated or unliquidated, owing by the Borrower to the Lender any time, of each and every kind, nature and description, whether arising under the Mortgage or otherwise, and whether secured or unsecured, direct or indirect (that is, whether the same are due directly by the Borrower to the Lender, or are due indirectly by the Borrower to the Lender, or any of its affiliates as endorser, guarantor or other surety, or as borrower of obligations due third persons which have been endorsed or assigned to the Lender or otherwise), absolute or contingent, due or to become due, now existing or hereafter arising or contracted, including, without limitation, payment when due of all amounts outstanding respecting any of the Loan Documents and the due and prompt performance of all of the terms, agreements, covenants and conditions of the Note, the Mortgage and the other Loan Documents (the “Guaranteed Amount”); and

(c)Guarantor unconditionally guarantees to Lender payment in full of any and all expenses that may be paid or incurred by the Lender or any of its affiliates in the collection of all or any portion of the Guarantor’s obligations hereunder or the exercise or enforcement of any one or more of the other rights, powers, privileges, remedies and interests of the Lender under the Loan Documents or any of its affiliates hereunder including, without limitation, reasonable attorneys’ fees, irrespective of the manner or success of any such collection, exercise or enforcement, and whether or not such expenses constitute part of the Borrower’s obligations.

3.Unconditional Guaranty. This Guaranty is an absolute, unconditional, present and continuing guaranty of payment and performance and not of collection and is in no way conditioned or contingent upon any attempt to enforce Lender’s, or any of its affiliates rights against Borrower or to collect from Borrower or upon any other condition or contingency; accordingly, Lender shall have the right to proceed against Guarantor immediately upon any Event of Default (as defined in the Mortgage) under the Mortgage without taking any prior action or proceeding to enforce the Loan Documents, or for the liquidation or foreclosure of any security Lender or its affiliates may at any time hold pursuant thereto. Guarantor hereby waives and releases any claim (within the meaning of 11 U.S.C. § 101) that Guarantor may have against Borrower arising from a payment made by Guarantor under this Guaranty and agrees not to assert or take advantage of any subrogation rights of Guarantor or any right of Guarantor to proceed against Borrower for reimbursement. It is expressly understood that the waivers and agreements of Guarantor constitute additional and cumulative benefits given to each of Lender and its affiliates for its security and as an inducement for its extension of credit to Borrower. Lender may at any time and from time to time take any and/or all actions and enforce all rights and remedies available to Lender hereunder or under applicable law to collect from Guarantor any amounts then due and payable hereunder by Guarantor and/or to cause Guarantor to fulfill his, her or its obligations hereunder.

4.Liability Unimpaired. Guarantor’s liability hereunder shall in no way be limited or impaired by, and Guarantor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of any of the Loan Documents, or any other instrument or agreement made to or with Lender or any of its affiliates, by Borrower or Guarantor, or any Person (as hereafter defined) who succeeds Borrower as owner of all or part of the Property prior to foreclosure of the Mortgage or exercise of any power of sale contained therein. In addition, Guarantor’s liability hereunder shall in no way be limited or impaired by (i) any extensions of time for performance required by any of said documents, (ii) any sale, assignment or foreclosure of the Note or Mortgage or any sale or transfer of all or part of the property covered by the Mortgage, (iii) any exculpatory provision in any of said documents limiting Lender’s recourse to the Property or to any other security, or limiting Lender’s rights to a deficiency judgment against Borrower, (iv) the release of Borrower or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of said documents including any other guarantor under this or any other guaranty, for any reason, including by Lender’s election, by operation of law (including, but not limited to the Commodity Exchange Act and any successor statute or any other rule, regulation or order of the Commodity Futures Trading Commission), or otherwise, by operation of law or otherwise, (v) the release or substitution in whole or in part of any security for the Loan, (vi) Lender’s failure to record the Mortgage or file any UCC financing statements (or Lender’s improper recording or filing of same) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Loan, (vii) the invalidity, irregularity or unenforceability, in whole or in part, of any of the Loan Documents, this Guaranty or any other instrument or agreement executed or delivered to Lender in connection with the Loan, except to the extent that there is a final adjudication by a court of competent jurisdiction of a valid defense to Borrower’s obligations under the Loan Documents to payment of the applicable indebtedness, (ix) the inaccuracy of any of the representations and warranties made by Borrower in the Mortgage or the other Loan Documents, or (x) any other action or circumstance whatsoever that constitutes, or might be construed to constitute, a legal or equitable discharge or defense (except full payment and satisfaction) of Borrower for its obligations under any of the Loan Documents or of Guarantor under this Guaranty; and, in any such case, whether with or without notice to Guarantor and with or without consideration. As used herein, “Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any other entity, any federal, state, county or municipal government or any bureau, department or agency thereof, and any fiduciary acting in such capacity on behalf of any of the foregoing.

5.Preservation of Loan Documents. Guarantor will cause Borrower to maintain and preserve the enforceability of the Loan Documents as the same may be modified and will not permit Borrower to take or to fail to take actions of any kind which might be the basis for a claim that Guarantor has a defense to Guarantor’s obligations hereunder.

6.Security; Guarantor’s Events of Default. As security for any and all of the obligations of the Guarantor under this Guaranty, now existing or hereafter arising hereunder or otherwise (collectively, the “Liabilities”), the Guarantor hereby grants to the Lender a lien upon and a security interest in any and all moneys or other property (i.e., goods and merchandise, as well as any and all documents relative thereto; funds, securities, choses in action and any and all other forms of property whether real, personal or mixed, and any right, title or interest of the Guarantor therein or thereto), and the proceeds thereof, which have been, or may hereafter be, deposited or delivered to the Lender (or with any third party acting on the Lender’s behalf) by or for the account or credit of the Guarantor whether for safekeeping, custody, pledge, deposit, transmission, collection or otherwise. All remittances and property shall be deemed delivered to the Lender as soon as put in transit to the Lender by mail or carrier.

Upon the occurrence of any of the following events (each a “Guarantor’s Event of Default”): (a) the Guarantor defaults under this Guaranty or any Loan Document to which the Guarantor is a party; (b) any representation or warranty made by the Guarantor herein, or in any other Loan Document to which the Guarantor is a party is materially false or untrue as of the date such representation or warranty is made; (c) the Guarantor commences any case, proceeding, or other action under any law of any jurisdiction relating to bankruptcy, insolvency, reorganization, or relief of debtors or seeks to have an order for relief entered with respect to the Guarantor or seeks to be adjudicated a bankrupt or insolvent, or seeks reorganization, arrangement, adjustment, liquidation, dissolution, composition or other relief with respect to the Guarantor or the Guarantor’s debts, or seeks the appointment of a receiver, trustee, custodian, or other similar official for the Guarantor or for all or any substantial part of the Guarantor’s property; (d) the Guarantor makes a general assignment for the benefit of creditors; (e) there is commenced against the Guarantor, any case, proceeding or other action of the type referred to in clause (c) above or seeking the issuance of a warrant of attachment, execution, distraint, or similar process against all or any substantial part of the Guarantor’s property, which case, proceeding or other action results in an entry of an order for relief or is not dismissed, discharged or bonded within sixty (60) days of the commencement thereof; (f) the Guarantor takes any action indicating the Guarantor’s consent to, approval of, or acquiescence in or in furtherance of, any of the acts set forth in clause (c) and (e) above; (g) the death or incapacity of a Guarantor, if an individual; (h) the Guarantor admits in writing the Guarantor’s inability to pay the Guarantor’s debts as they mature; (i) the Guarantor terminates or dissolves or suspends the Guarantor’s usual business activities or conveys, sells, leases, transfers or otherwise disposes of all or a substantial part of the Guarantor’s property, business or assets other than in the ordinary course of business; or (j) the existence or occurrence at any time of one or more conditions or events that, in the sole opinion of the Lender, has resulted or is reasonably likely to result in a material adverse change in the business, properties or financial condition of the Guarantor; then, any or all of the obligations of Guarantor shall, at the Lender’s option or, become (for the purpose of this Guaranty) immediately due and payable by the Guarantor, without demand or notice. In addition, upon the occurrence of any Guarantor’s Event of Default, the Lender shall have all of the rights and remedies provided to a secured party by the Uniform Commercial Code as in effect in New Jersey State at that time. The Guarantor agrees that, in the event that notice is necessary, written notice mailed to the Guarantor at the address given below five (5) days prior to the date of public sale of the property subject to the lien and security interest created herein or prior to the date after which private sale or any other disposition of said property will be made shall constitute reasonable notice, but notice given in any other reasonable manner or at any other reasonable time shall be sufficient.

7.Indemnification; Payments; Certain Waivers. Guarantor (i) waives any right or claim of right to cause a marshalling of Borrower’s assets or to cause Lender to proceed against any of the security for the Loan, or for the obligations guaranteed hereby before proceeding against Guarantor, (ii) agrees that any payments required to be made by Guarantor hereunder shall become due on demand in accordance with the terms of Paragraph 2 hereof and without presentment to Borrower, demand for payment or protest, or notice of non-payment or protest, and (iii) except as hereinafter provided, expressly waives and relinquishes all rights and remedies accorded by applicable law to guarantors. Without limiting the generality of the foregoing, Guarantor hereby waives all rights (x) to participate in any claim or remedy Lender, or any of its affiliates may now or hereafter have against Borrower or in any collateral that Lender has or hereafter may acquire for the obligations guaranteed hereby and (y) except as provided below, to contribution, indemnification, set-off, exoneration or reimbursement, whether from Borrower, any Guarantor, or any other person now or hereafter primarily or secondarily liable for any of Borrower’s obligations to Lender, and whether arising by contract or operation of law or otherwise by reason of Guarantor’s execution, delivery or performance of this Guaranty. Guarantor does not waive and hereby retains all rights of subrogation, contribution, indemnification, set-off or reimbursement against Borrower or any other guarantor that Guarantor may have (the “Undersigned’s Rights”); provided, however, that (i) this Guaranty shall neither be contingent upon the existence of the Undersigned’s Rights nor subject to any claims or defenses whatsoever that may be asserted in connection with the enforcement or attempted enforcement of the Undersigned’s Rights including, without limitation, any claim that the Undersigned’s Rights were abrogated by any of Lender’ acts, and (ii) until the Loan shall have been paid in full, Guarantor hereby postpones and subordinates (A) the exercise of any and all of the Undersigned’s Rights to Lender’s rights against Guarantor under this Guaranty or against Borrower under any of the Loan Documents, and (B) any of the Undersigned’s Rights to any collateral securing the Loan.

8.Reinstatement. This Guaranty shall continue to be effective, or be reinstated automatically, as the case may be, if at any time payment, in whole or in part, of any of the obligations guaranteed hereby is rescinded or otherwise must be restored or returned by Lender or any affiliate (whether as a preference, fraudulent conveyance or otherwise) upon or in connection with the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower, Guarantor or any other person, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower, Guarantor or any other person or for a substantial part of Borrower’s, Guarantor’s or any of such other person’s property, as the case may be, or otherwise, all as though such payment had not been made. Guarantor further agrees that in the event any such payment is rescinded or must be restored or returned, all costs and reasonable expenses (including, without limitation, reasonable legal fees and expenses) incurred by or on behalf of Lender in defending or enforcing such continuance or reinstatement, as the case may be, shall constitute costs of enforcement, the payment of which is guaranteed by Guarantor pursuant to Paragraph 2 above and covered by Guarantor’s indemnity pursuant to Paragraph 7 above.

9.Litigation; Compliance with Judgments. Guarantor represents and warrants with respect to itself that there are no actions, suits or proceedings pending or threatened against or affecting Guarantor, at law, in equity or before or by any governmental authorities that would have a material effect on the Guarantor’s ability to perform his obligations hereunder; to the best of Guarantor’s knowledge, such Guarantor is not in default with respect to any order, writ, injunction, decree or demand of any court or governmental authorities.

10.Authorization and Enforceability; No Conflicts. Guarantor has the full power and authority to enter into and perform its obligations under this Guaranty and this Guaranty is a legal, valid and binding instrument, enforceable against Guarantor in accordance with its terms. Guarantor represents and warrants with respect to itself that the consummation of the transactions contemplated hereby and the performance of this Guaranty and the other Loan Documents to which Guarantor is a party have not resulted and will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, bank loan or credit agreement, corporate charter, by-laws, partnership agreement or other instrument to which Guarantor is a party or by which Guarantor may be bound or affected.

11.Compliance with Laws. Guarantor represents and warrants with respect to itself that Guarantor is in compliance with, and the transactions contemplated by the Loan Documents and this Guaranty do not and will not violate any provision of, or require any filing, registration, consent or approval under, any federal, state or local law, rule, regulation, ordinance, order, writ, judgment, injunction, decree, determination or award (hereinafter, “Laws”) presently in effect having applicability to Guarantor, and agrees that Guarantor will comply promptly with all Laws now or hereafter in effect having applicability to Guarantor.

12.Accuracy of Information; Full Disclosure. Guarantor represents and warrants with respect to itself that neither this Guaranty nor any documents, financial statements, reports, notices, schedules, certificates, statements or other writings furnished by or on behalf of the Guarantor to Lender in connection with the negotiation of the Loan Documents or the consummation of the transactions contemplated thereby, or required herein or by the other Loan Documents to be furnished by or on behalf of Guarantor, contains any untrue or misleading statement of a material fact; there is no fact that Guarantor has not disclosed to Lender in writing that materially affects adversely any of the property covered by the Mortgage or the business affairs or financial condition of Guarantor, or the ability of such Guarantor to perform this Guaranty and the other Loan Documents to which Guarantor is a party.

13.Financial Statements. Guarantor represents, warrants and covenants with respect to itself as follows:
(a)The most recent financial statements heretofore delivered by Guarantor to Lender are true and correct in all material respects, have been prepared in accordance with sound accounting principles consistently applied and fairly present such Guarantor’s financial condition as of the date thereof, and no material adverse change has occurred in the financial condition reflected therein since the date thereof.

(b)So long as any obligations of Borrower or their assigns shall remain outstanding to Lender, Guarantor shall provide Lender with copies of any and all financial reports submitted to the U.S. Securities and Exchange Commission (“SEC”) within fifteen (15) days of submission to the SEC.

(c)Promptly after a written request therefor, Guarantor shall deliver to Lender such other financial data or information as the Lender may reasonably request from time to time.

14.Eligible Contract Participant Status. Guarantor represents and warrants that such party is an “eligible contract participant” within the meaning of Section 1a(18) of the Commodity Exchange Act, and regulations promulgated thereunder, as amended from time to time.

15.Non-Waiver Remedies Cumulative. No failure or delay on Lender’s part in exercising any right, power or privilege under any of the Loan Documents, this Guaranty or any other document made to or with Lender in connection with the Loan shall operate as a waiver of any such privilege, power or right or shall be deemed to constitute Lender’s acquiescence in any default by Borrower or Guarantor under any of said documents. A waiver by Lender of any right or remedy under any of the Loan Documents, this Guaranty or any other document made to or with Lender in connection with the Loan on any one occasion shall not be construed as a bar to any right or remedy which Lender otherwise would have on any future occasion. The rights and remedies provided in said documents are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

16. Transfers of Interests in Loan. Guarantor acknowledges that Lender, at Lender’s sole discretion, may sell, assign or transfer interests in the Loan, this Guaranty and the other Loan Documents to one or more participants, purchasers and/or assignees (collectively, “Participants”) and agrees in connection therewith, all Loan Documents and other documentation, financial statements, appraisals and other data, or copies thereof, relevant to Borrower, Guarantor, the Premises, the Improvements or the Mortgage, may be provided to and retained by any such participant, purchaser or assignee or prospective participant, purchaser or assignee. Guarantor agrees that Lender shall have no obligation to give Guarantor written notice of any sale, assignment or transfer of any interest or participation in the Loan or any part thereof.

17. Separate Indemnity. Guarantor acknowledges and agrees that Lender’s, (and Guarantor’s obligations) under this Guaranty shall be in addition to all of Lender’s rights (and all of Guarantor’s obligations) under any indemnity agreement executed and delivered to Lender by Borrower and/or Guarantor in connection with the Loan, and payments by Guarantor under this Guaranty shall not reduce any of Guarantor’s obligations and liabilities under any such indemnity agreement.

18. Severability. Any provision of this Guaranty, or the application thereof to any person or circumstance (including any invalidation of any other guarantor’s obligations under or in connection with the Commodity Exchange Act), that, for any reason, in whole or in part, is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guaranty (or the remaining portions of such provision) or the application thereof to any other person or circumstance, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision (or portion thereof) or the application thereof to any person or circumstance in any other jurisdiction.

19. Entire Agreement; Amendments. This Guaranty contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements or statements relating to such subject matter, and none of the terms and provisions hereof may be waived, amended or terminated except by a written instrument signed by the Person against whom enforcement of the waiver, amendment or termination is sought.

20. Successors and Assigns. This Guaranty shall be binding upon and shall inure to the benefit of Lender, and any of its affiliates and Guarantor and their respective heirs, personal representatives, successors and assigns. This Guaranty may be assigned by Lender, or any of its affiliates with respect to all or any portion of the obligations guaranteed hereby, and when so assigned Guarantor shall be liable under this Guaranty to the assignee(s) of the portion(s) of the obligations guaranteed hereby so assigned without in any manner affecting the liability of Guarantor hereunder to Lender or its affiliates with respect to any portion of the obligations guaranteed hereby retained by Lender, or any of its affiliates.

21. WAIVER OF TRIAL BY JURY. GUARANTOR, AND BY THE ACCEPTANCE HEREOF, LENDER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR, LENDER AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. GUARANTOR AND LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

22.ADDITIONAL WAIVERS IN THE EVENT OF ENFORCEMENT. GUARANTOR HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY OR ON BEHALF OF LENDER ON THIS GUARANTY, ANY AND EVERY RIGHT GUARANTOR MAY HAVE TO (I) INJUNCTIVE RELIEF, (II) INTERPOSE ANY COUNTERCLAIM THEREIN (OTHER THAN COMPULSORY COUNTERCLAIMS), AND (III) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING HEREIN CONTAINED SHALL PREVENT OR PROHIBIT GUARANTOR FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST LENDER WITH RESPECT TO ANY ASSERTED CLAIM.

23. Governing Law; Submission to Jurisdiction. This Guaranty and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New Jersey. Guarantor hereby irrevocably submits to the nonexclusive jurisdiction of any New Jersey state or federal court sitting in the County of Bergen over any suit, action or proceeding arising out of or relating to this Guaranty, and Guarantor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any state or federal court sitting may be made by certified or registered mail, return receipt requested, directed to the Guarantor at the address indicated below, and service so made shall be complete five (5) days after the same shall have been so mailed.

24. Paragraph Headings. Any paragraph headings and captions in this Guaranty are for convenience only and shall not affect the interpretation or construction hereof.

25. Liability Unaffected by Release. Any other Person liable upon or in respect of any obligation hereby guaranteed may be released without affecting the liability of Guarantor hereunder.

26. Joint and Several Obligations. In connection with the execution of this Guaranty and the Mortgage Modifications described herein, PROGENITOR CELL THERAPY, LLC, a Delaware limited liability company and NEOSTEM FAMILY STORAGE, LLC, a Delaware limited liability company are entering into that certain Reaffirmation of Guaranty to reaffirm their guaranty of all of the obligations of the Borrower to the Lender under the Loan, without limitation (the “Reaffirmation of Guaranty”). Further, in connection with the execution of this Guaranty and the Mortgage Modifications described herein, Lender and REGIONAL CANCER CARE ASSOCIATES LLC, a New Jersey limited liability company (successor entity to Regional Cancer Care Associates LLP, formerly known as Northern New Jersey Cancer Associates LLP) and MARK PASCAL, ANTHONY INGENITO, CHIAM-GLEN GEJERMAN, STUART GOLDBERG, ANDREW JENNIS, SCOTT ROWLEY, RICHARD ROSENBLUTH, ROBERT ALTER, HARRY HARPER, ANDREW PECORA AND STANLEY WAINTRAUB, individually, are entering into those certain Releases of Guaranty to release and discharge the Released Guarantor (as that term is defined therein) from its obligations under the Term Loan Guaranty (as that term is defined in the Reaffirmation of Guaranty). Accordingly, any reference to the term “Guarantor” under the Loan shall from this point forward mean, collectively, PROGENITOR CELL THERAPY, LLC, NEOSTEM FAMILY STORAGE, LLC and NEOSTEM, INC. The obligations of the Guarantors and their liability under the Reaffirmation of Guaranty and this Guaranty, all as supplemented, restated, superseded, amended and/or replaced from time to time and herein, shall be joint and several.

27.Notices. Notices shall be given in the manner provided in the Mortgage and with respect to Guarantor at the address set forth below, with a copy of any such Notice to be given to Lowenstein Sandler LLP, 65 Livingston Avenue, Roseland, New Jersey 07068.

28.Principles of Construction. All references to sections, paragraphs, schedules and exhibits are to sections, schedules and exhibits in or to this Guaranty unless otherwise specified. Unless otherwise specified, the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty. The recitals to this Guaranty shall be deemed a part hereof and all exhibits and schedules attached hereto, if any, are incorporated herein by reference for all purposes. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined and “including” means including without limitation. Whenever the context requires, each gender shall include all other genders.

29.Financial Covenant. So long as any obligations of Borrower or their assigns shall remain outstanding to Lender, Neostem, Inc. and its subsidiaries collectively, shall maintain a minimum unencumbered liquidity of $5,000,000.00, consisting of total cash balances reported by Neostem, Inc. and its subsidiaries, to be tested quarterly beginning with the fiscal quarter ending December 31, 2013. Capitalized terms not specifically defined herein shall have the meaning afforded to them in accordance with generally accepted accounting principles consistently applied (“GAAP”).

30.Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. Any signature delivered by a party by facsimile or email transmission shall be deemed to be an original signature hereto.

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its duly authorized official as of the date first above stated.
WITNESS:    Paige Cooperman            NEOSTEM, INC., a Delaware corporation

By:     /s/ Robin L. Smith
Name: Robin Smith
Title:     CE0

Address: 420 Lexington Avenue, Ste 350                                             New York, NY 10170